UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2004

CAROLINA BANK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2604 LAWNDALE DRIVE, GREENSBORO, NC	27408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(336) 288-1898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 13, 2004, Carolina Bank Holdings, Inc. (the “Registrant”) announced financial results for the third quarter ended September 30, 2004, reporting net income of $451,212 and diluted earnings per common share of $0.20. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated October 13, 2004 with respect to the Registrant’s financial results for the third quarter ended September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: October 14, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release

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